Exhibit 99.1

Company Contact: David Boyle Tel: 510.601.2000 investor@bionovo.com

Bionovo Restructures Work Force

Management Compensation Restructured

EMERYVILLE, Calif. – March 9, 2012 -- Bionovo, Inc. (OTC Link Platform: BNVI.PK) today announced that it will need to obtain substantial additional funding to achieve its objectives of internally developing drugs. The Company reduced its workforce by over 90%. The remaining management of the Company will receive reduced cash compensation until either adequate financing can be obtained or the Company is sold. The Company can not make any assurances about either of these events. As previously announced, management and the board of directors are continuing to explore strategic options for the Company. Management is currently reviewing the status of the ongoing clinical trial for Menerba.

The Company does not currently have adequate internal liquidity to meet its cash needs. If sufficient additional funds are not received in the near term, the Company may not be able to execute its business plan and may need to further curtail or cease operations.

About Bionovo, Inc.

Bionovo, Inc. is a pharmaceutical company focused on the discovery and development of safe and effective treatments for women's health and cancer; markets with significant unmet needs and billions in potential annual revenue. The Company applies its expertise in the biology of menopause and cancer to design new drugs derived from botanical sources which have novel mechanisms of action. Based on the results of early and mid-stage clinical trials, Bionovo believes they have discovered new classes of drug candidates within their rich pipeline with the potential to be leaders in their markets. Bionovo is headquartered in Emeryville, California and is traded on the OTCQB under the symbol, "BNVI". For more information about Bionovo and its programs, visit: http://www.bionovo.com.

Forward Looking Statements

The statements contained in this press release include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the company’s or management’s expectations, hopes, beliefs, intentions, or strategies regarding future developments and their potential effects on the company. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “plan,” “hope” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. While the company believes the forward-looking statements contained in this press release are accurate, there are a number of factors that could cause actual events or results to differ materially from those indicated by such forward-looking statements. There can be no assurance that future developments will be those that the company has anticipated. The forward-looking statements contained in this press release include, but are not limited to, those that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Such forward-looking statements involve known and unknown risks uncertainties, including risks and uncertainties relating to product development, efficacy and safety, regulatory actions or delays, the ability to obtain or maintain patent or other proprietary intellectual property protection, market acceptance, physician acceptance, third party reimbursement, future capital requirements, competition in general and other factors that may cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected. Certain of these risks, uncertainties and other factors are or will be described in greater detail in our filings with the Securities and Exchange Commission, which are available at http://www.sec.gov. Bionovo, Inc. is providing the information in this press release only as of the date hereof and is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.